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                                 EXHIBIT 10.55


                           ALLONGE TO REVOLVING NOTE
   RELATING TO THE SOUTHTRUST BANK N.A. $32,393,000 REVOLVING LINE OF CREDIT
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                           ALLONGE TO REVOLVING NOTE

     Re: Revolving Note dated May 3, 2000, payable by WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), to order of SouthTrust Bank, National Association ("Lender") in the principal amount of $35,000,000.00 (the "Note")

     Pursuant to Section 2(a) of that certain First Amendment to Revolving Loan Agreement and Other Loan Documents of even date herewith between Borrower and Lender (the "Amendment"), Borrower hereby executes this Allonge for the purpose of amending the above-referenced Note in the following respects:

     (a) Notwithstanding anything to the contrary in the Note, at no time shall the maximum principal indebtedness under the Note exceed the amount of $32,393,000.00.

     (b) Effective as of the expiration of the current Interest Period (as defined in the Note), the definition of "Applicable Spread" set forth on page one (1) of the Note is hereby deleted in its entirety and the following is inserted in lieu thereof:

          ""Applicable Spread" shall mean one and seventy-five hundredths percent (1.75%)."

     Except as herein amended, the Note shall remain in full force and effect. The terms and conditions of the Amendment are hereby incorporated by reference into this Allonge in their entirety. This Allonge shall be attached to and constitute a part of the Note.

     IN WITNESS WHEREOF, Borrower has caused its duly authorized representatives to execute this Allonge under seal as of the 15/th/ day of December, 2000.

                              WELLS OPERATING PARTNERSHIP, L.P., a
                              Delaware limited partnership

                              By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                    Its sole General Partner


                                    By: /s/ Douglas P. Williams
                                       ----------------------------------
                                    Name: Douglas P. Williams
                                         --------------------------------
                                    Title: Executive Vice President
                                          -------------------------------

                                                        [Affix corporate seal]